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                                                                  EXHIBIT 10.1.2


                              REINVESTMENT CONTRACT


        AGREEMENT dated as of ______________ by and among WESTERN FINANCIAL BANK, a federally chartered savings association formerly known as Western Financial Savings Bank, F.S.B. (including its successors and assigns, the "Bank"), WFS FINANCIAL AUTO LOANS 2, INC., a California corporation (including its successors and assigns, "WFAL 2"), and BANKERS TRUST COMPANY, not in its individual capacity but solely in its respective capacities as trustee (the "Indenture Trustee") and as collateral agent, under the Indenture dated as of ______________ (the "Indenture"), between the Trust and the Indenture Trustee.

                                 R E C I T A L S

        WFS Financial _______ Owner Trust (the "Trust"), created by the Trust Agreement dated as of _______________________________________, as amended and restated as of________among WFS Financial Auto Loans, Inc., WFS Receivables Corporation, Financial Security Assurance Inc. (the "Insurer") and Chase Manhattan Bank Delaware, has issued $______________ aggregate principal amount of ______% Auto Receivable Backed Notes, Class A-1 (the "Class A-1 Notes"), $______________ aggregate principal amount of ____% Auto Receivable Backed Notes, Class A-2 (the "Class A-2 Notes"), $______________ aggregate principal amount of ____% Auto Receivable Backed Notes, Class A-3 (the "Class A-3 Notes") and $______________ aggregate principal amount of ____% Auto Receivable Backed Notes, Class A-4 (the "Class A-4 Notes" and, collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"), and two Auto Receivable Backed Certificates (the "Certificates"). The Contracts will be transferred to the Trust and serviced by the Master Servicer pursuant to the Sale and Servicing Agreement, dated as of ______________ (the "Sale and Servicing Agreement"), among the Trust, WFS Financial Auto Loans, Inc., WFS Receivables Corporation and WFS Financial Inc (the "Master Servicer"). The Indenture Trustee as trustee under the Indenture desires to assure that the funds deposited in or credited to the Collection Account, the Note Distribution Account and the Certificate Distribution Account (collectively, the "Specified Accounts") from time to time are invested and that funds deposited in or credited to the Holding Account are held (but not invested) and applied in accordance with the Sale and Servicing Agreement, and the Indenture Trustee as collateral agent desires to assure that funds on deposit from time to time in the Spread Account are invested. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in (i) the Amended and Restated Master RIC Reimbursement Agreement dated as of November 1, 1998 among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and Financial Security Assurance Inc. (as may be amended, the "Master RIC Reimbursement Agreement") and
(ii) the Indenture.

                               A G R E E M E N T S

        The parties hereto agree as follows:

        Section 1. Investments by the Indenture Trustee. In accordance with, but subject to, Section 2, the Indenture Trustee shall invest pursuant to this Agreement with the Bank or WFAL



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2 or both, as directed by the Master Servicer, (i) all funds credited to the
Specified Accounts, from time to time, on the Business Day on which such funds are so credited (such funds so invested being herein referred to as the "Specified Account Invested Funds"), and (ii) all funds credited to the Spread Account, from time to time, on the Business Day on which such funds are so credited (such funds so invested being herein referred to as the "Spread Account Invested Funds"). Each of the Indenture Trustee, WFAL 2 and the Bank agrees that the aggregate amount of funds that are permitted to be invested hereunder with WFAL 2 that are Specified Account Invested Funds on any day shall not exceed twenty-five percent (25%) of the aggregate amount of Specified Account Invested Funds on such day. The Indenture Trustee, in addition, shall deliver to WFAL 2 or the Bank pursuant to this Agreement as directed by the Master Servicer, all funds in the Holding Account, from time to time, on the Business Day on which such funds are so credited (such funds so held being herein referred to as the "Holding Account Deposited Funds"). The Specified Account Invested Funds and the Spread Account Invested Funds are herein referred to collectively as the "Invested Funds."

        Section 2. Investment of Invested Funds. (a) The Master Servicer will deposit in the Collection Account upon receipt certain collections on the Contracts as described in Sections 4.01 and 5.02 of the Sale and Servicing Agreement and the Indenture Trustee will deposit in the Spread Account, the Note Distribution Account and the Certificate Distribution Account amounts from time to time required to be deposited in such Accounts pursuant to Article Five of the Sale and Servicing Agreement. Subject to paragraphs (b) and (c) below, each of the Bank and WFAL 2, as the case may be, may invest the Invested Funds received by it in investments selected by it at its discretion (including, without limitation, in the case of the Bank, the use of such funds in its operations, or, in the case of WFAL 2, the use of such funds to purchase Contracts as permitted by its Articles) so long as this Agreement is an Eligible Investment. Except as specified in paragraphs (b) and (c) below, it shall not be necessary for the Bank or WFAL 2 to segregate the Invested Funds or the Holding Account Deposited Funds deposited with it hereunder. If on any date this Agreement shall cease to be an Eligible Investment or is terminated, then on such date and on each date thereafter funds in the Specified Accounts will not be delivered to and invested by the Bank and/or WFAL 2 but will instead be invested by the Indenture Trustee in Eligible Investments pursuant to the Sale and Servicing Agreement, funds in the Holding Account will be maintained in such Account and will not be deposited with the Bank or WFAL 2 pursuant to this Agreement and funds in the Spread Account will (in each case) not be invested by the Bank or WFAL 2 but will instead be invested by the Indenture Trustee as collateral agent in Eligible Investments pursuant to the Sale and Servicing Agreement.

        (b) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and WFAL 2 and the Indenture Trustee (in its capacity as Indenture Trustee under the Indenture) in writing that the Specified Account Invested Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Specified Account Invested Funds shall be held in segregated trust accounts established by the Indenture Trustee as Eligible Accounts at Bankers Trust Company or at another depositary institution approved by the Insurer. All Invested Funds held in an account established pursuant to this paragraph shall be invested in Eligible Investments, except pursuant to paragraph (a) above, pursuant to instructions by the Bank or WFAL 2 in its discretion or, in the absence of such



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instructions by the Bank or WFAL 2, as the case may be, or if any Event of
Default shall have occurred and is continuing, pursuant to instructions by the Insurer.

        (c) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and WFAL 2 and the Indenture Trustee (in its capacity as collateral agent) in writing that the Spread Account Invested Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Spread Account Invested Funds shall be held in a segregated trust account established by the Indenture Trustee as an Eligible Account at Bankers Trust Company or at another depositary institution approved by the Insurer. All Invested Funds held in an account established pursuant to this paragraph shall be invested in Eligible Investments, except pursuant to paragraph (a) above, pursuant to instructions by the Master Servicer or, in the absence of such instructions, as otherwise provided in Section 5.06(c) of the Sale and Servicing Agreement.

        (d) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and WFAL 2 and the Indenture Trustee (in its capacity as Indenture Trustee under the Indenture) in writing that the Holding Account Deposited Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Holding Account Deposited Funds shall be held in a segregated trust account established by the Indenture Trustee as an Eligible Account at Bankers Trust Company or at another depositary institution approved by the Insurer. All Holding Account Deposited Funds held in an account established pursuant to this paragraph shall not be invested.

        Section 3. Payments by the Bank and WFAL 2. Each of the Bank and WFAL 2 shall be obligated to make payments in accordance with this Section until this Agreement shall have terminated and all amounts owing by it under this Agreement shall have been paid by it in full. On the fifth Business Day prior to each Distribution Date, the Bank and/or WFAL 2, as the case may be, shall deposit, and each shall cause the other to deposit, its Proportionate Share (as defined below), if any, of the following amounts in the following accounts: (A) in the related Specified Account, the portion of the Specified Account Invested Funds allocable to such Specified Account with respect to such Distribution Date plus the amount, if any (the "Reinvestment Earnings"), by which the Interest Payment (as defined below) for such Distribution Date exceeds the sum of (i) the aggregate amount of interest collected on the Contracts (adjusted with respect to each Contract to the Pass-Through Rate and exclusive of such collections that have been paid to the Master Servicer in reimbursement of a previous Advance) that is part of the Net Collections for such Distribution Date and (ii) the amount of the interest portion of the Advance for the related Due Period (assuming for this purpose that an Advance was made in respect of each delinquent Contract); (B) in the Spread Account, the Spread Account Invested Funds; and (C) in the Holding Account, the Holding Account Deposited Funds; provided, however, that if Invested Funds (or Holding Account Deposited Funds, as the case may be) are held in one or more segregated trust accounts at the Indenture Trustee or another depositary institution pursuant to paragraph (b),
(c), or (d) of Section 2, then the Indenture Trustee shall, on the fifth Business Day prior to each Distribution Date, make or cause to be made the following respective deposits (as paragraphs (b), (c), and (d) of Section 2 are then applicable, respectively): (A) in each Specified Account, the Specified Account Invested Funds with respect to such Specified Account and such Distribution Date plus the net reinvestment



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income, if any, thereon, (B) in the Spread Account, the Spread Account Invested
Funds plus the net reinvestment income, if any, thereon, (C) in the Holding Account, the Holding Account Deposited Funds; provided, further, that solely for purposes of this Agreement the Interest Payment for the first Distribution Date shall be calculated as interest for the period from the Cut-Off Date to and including _______________.

        "Interest Payment" means, with respect to any Distribution Date, an amount equal to the sum of (i) interest at the Class A-1 Interest Rate on the outstanding principal balance of the Class A-1 Notes as of the immediately preceding Distribution Date, (ii) interest at the Class A-2 Interest Rate on the outstanding principal balance of Class A-2 Notes as of the immediately preceding Distribution Date, (iii) interest at the Class A-3 Interest Rate on the outstanding principal balance of Class A-3 Notes as of the immediately preceding Distribution Date, and (iv) interest at the Class A-4 Rate on the outstanding principal balance of Class A-4 Notes as of the immediately preceding Distribution Date.

        "Proportionate Share" means, with respect to the Specified Account Invested Funds, the Spread Account Invested Funds or the Holding Account Deposited Funds, as applicable, and with respect to the Bank or WFAL 2, as applicable, the amount of Specified Account Invested Funds or Spread Account Invested Funds invested hereunder or Holding Account Deposited Funds deposited hereunder, as applicable, either with the Bank or WFAL 2, as applicable, divided by the total amount of the Specified Account Invested Funds, the Spread Account Invested Funds or the Holding Account Deposited Funds, as applicable, invested or deposited hereunder as of the fifth Business Day before a Distribution Date.

        Section 4. Timing of Payments. On the fifth Business Day immediately prior to each Distribution Date (each, a "RIC Maturity Date"), (i) the investment pursuant to this Agreement of Specified Account Invested Funds with respect to such Distribution Date and of all Spread Account Invested Funds shall mature and be due and payable, and the Holding Account Deposited Funds shall be required to be returned to and deposited into the Holding Account.

        Section 5. Manner of Payments. Deposits into any Specified Account by the Bank and WFAL 2 in accordance with this Agreement shall be made in immediately available funds to such Specified Account under advice to the Indenture Trustee at its address set forth in Section 8. Deposits into the Spread Account by the Bank and WFAL 2 in accordance with this Agreement shall be made in immediately available funds to the Spread Account under advice to the Indenture Trustee as collateral agent at its address set forth in Section 8. Deposits into the Holding Account by the Bank and WFAL 2 in accordance with this Agreement shall be made in immediately available funds to the Holding Account under advice to the Indenture Trustee at its address set forth in Section 8.

        Section 6. Term of Agreement. This Agreement shall terminate on the first date on which (i) the Notes shall have been paid in full as provided in the Sale and Servicing Agreement, (ii) each of the Bank and WFAL 2 shall have paid the aggregate amount of all Specified Account Invested Funds and Holding Account Deposited Funds hereunder to the Indenture Trustee and the aggregate amount of all Spread Account Invested Funds hereunder to the Indenture Trustee as collateral agent, and (iii) each of the Bank and WFAL 2 shall have paid all other remaining amounts owing by it hereunder; provided that no termination of this Agreement shall limit or restrict any rights of the Insurer under the Insurance Agreement to recover Unreimbursed Insurer Amounts in respect of any claims paid under the Policy in respect of this Agreement. This



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Agreement may be terminated by the Bank and WFAL 2, with the prior written consent of the Insurer, upon written notice to the Insurer and the Indenture Trustee on any date following receipt by the Bank and WFAL 2 of a notice from the Insurer pursuant to paragraph (b) of Section 2 hereof; provided that such termination by the Bank and WFAL 2 may occur on any RIC Maturity Date without such consent of the Insurer if (i) each of the Bank and WFAL 2 shall have made all of the payments referred to in clauses (ii) and (iii) of the immediately preceding sentence, and (ii) each of the Bank and WFAL 2 shall have paid the amount of the Proportionate Share of Reinvestment Earnings and net reinvestment income accrued under Section 3 but not otherwise owing on such RIC Maturity Date. If on any date this Agreement shall cease to be an Eligible Investment, then (A) on such date and on each date thereafter funds in the Specified Accounts and in the Spread Account will be invested, and funds in the Holding Account will be maintained, in the manner specified in the last sentence of
Section 2(a), (B) on the next succeeding RIC Maturity Date, the Bank and WFAL 2 shall make all of the payments referred to in clause (ii) of the second preceding sentence (other than Specified Account Invested Funds, if any, relating to the second Distribution Date immediately following such RIC Maturity
Date) and clause (iii) of the second preceding sentence, and (C) on the RIC Maturity Date next succeeding the RIC Maturity Date referred to in clause (B) of this sentence, the Bank and WFAL 2 shall pay the aggregate amount of any remaining Specified Account Invested Funds hereunder to the Indenture Trustee and shall pay all remaining amounts owing by the Bank or WFAL 2 hereunder, including its Proportionate Share of the Reinvestment Earnings and net reinvestment income accrued under Section 3 for the period ending on such date, to the Indenture Trustee, as trustee under the Indenture and as collateral agent, respectively, in the manner specified in Section 5, and upon the making of all such payments pursuant to clauses (B) and (C) of this sentence this Agreement shall terminate; provided, that no such termination of this Agreement shall limit or restrict any rights of the Insurer under the Insurance Agreement to recover Unreimbursed Insurer Amounts in respect of any claims paid under the Policy in respect of this Agreement.

        Section 7. Representations. (a) Each of the Bank and WFAL 2 hereby makes the representations and warranties set forth in Section 2 of the Master RIC Reimbursement Agreement, on and as of the date hereof as if set forth in full herein.

        (b) Each of the Indenture Trustee, solely in its respective capacities as trustee under the Indenture and as collateral agent and not in its individual capacity, the Bank and WFAL 2 represent and warrant, each as to itself to the other, that this Agreement has been duly authorized, executed and delivered and constitutes a valid and binding agreement and that neither the execution and delivery of this Agreement by it nor the performance of its obligations under this Agreement will contravene any federal or state law or any order, decree, license, permit or the like which is applicable to it or to which it is a party or by which it is bound.

        Section 8. Notices. All notices and other communications given pursuant to this Agreement shall be communicated to the addresses listed below, in each case with a copy to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, or to such other address or to the attention of such other person as such party shall have designated for such purpose in a written notice to the other:




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If to the Indenture                   Bankers Trust Company
 Trustee, as trustee                  Four Albany Street, 10th Floor
 under the Indenture                  New York, New York  10006
 and as collateral                    Attention:  Corporate Trust
 agent                                            Department - Asset Backed
                                                  Group


If to the Bank:                       Western Financial Bank
                                      16485 Laguna Canyon Road
                                      Irvine, California  92618
                                      Attention:  Guy DuBose, Esq.
                                                  General Counsel

If to WFAL 2:                         WFS Financial Auto Loans 2, Inc.
                                      23 Pasteur
                                      Irvine, California  92618
                                      Attention:  Guy DuBose, Esq.
                                                  General Counsel

        Section 9. Terms. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or, if not otherwise defined in the Sale and Servicing Agreement, in the Indenture, as applicable.

        Section 10. Amendments. This Agreement may not be amended except with the prior written consent of the Insurer pursuant to an instrument signed by each party hereto.

        Section 11. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns; provided that neither the Bank nor WFAL 2 may assign all or any part of this Agreement without the prior written consent of the Insurer.

        Section 12. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT THAT THE DUTIES OF THE INDENTURE TRUSTEE, AS TRUSTEE UNDER THE INDENTURE AND AS COLLATERAL AGENT, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the day and year first written above.

                                    WESTERN FINANCIAL BANK


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    WFS FINANCIAL AUTO LOANS 2, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    BANKERS TRUST COMPANY,

                                       not in its individual capacity
                                       but solely as Indenture Trustee under
                                       the Indenture and as collateral agent


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



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